Exhibit 99.1

Quotient Technology Inc. Announces Second Quarter 2023 Results

  Quarterly Revenue of $65.7M
  GAAP Net Loss of $15.9M
  Adjusted EBITDA of $3.0M

SALT LAKE CITY--(BUSINESS WIRE)--August 8, 2023--Quotient Technology Inc. (NYSE: QUOT), a leading digital promotions and media technology company, today reported financial results for the second quarter ended June 30, 2023. Due to the June 20, 2023 announcement of the pending acquisition of Quotient by CB Neptune Holdings, LLC (“Neptune Parent”), the direct corporate parent of Neptune Retail Solutions, Quotient will not host a conference call or live webcast to discuss these financial results. Additionally, due to the pending acquisition, Quotient is not providing forward looking financial guidance or providing comment or update on prior guidance.

Use of Non-GAAP Financial Measures

Quotient reports its financial statements in accordance with generally accepted accounting principles in the United States (GAAP) and the rules of the Securities and Exchange Commission (SEC). To supplement its financial statements presented in accordance with GAAP, Quotient provides investors in this press release with non-GAAP Gross Profit, non-GAAP Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin and non-GAAP Operating Expenses, each a non-GAAP financial measure. Quotient believes that these non-GAAP measures provide investors with additional useful information used by Quotient’s management and Board of Directors for financial and operating decision making. In particular, Quotient believes that the exclusion of certain income and expenses in calculating these metrics can provide useful measures for period-to-period comparisons of its core business as well as a useful comparison to peer companies.

Quotient defines non-GAAP Gross Profit as revenue less cost of revenues adjusted for stock-based compensation, amortization of acquired intangible assets, certain business transformation and strategic initiatives costs, expenses related to legal settlements, and restructuring charges; and defines non-GAAP Gross Margin as non-GAAP Gross Profit divided by Revenue.

Quotient defines Adjusted EBITDA as net income (loss) adjusted for interest expense, provision for (benefit from) income taxes, other (income) expense, net, depreciation and amortization, stock-based compensation, impairment of certain long-lived and right-of-use assets, shareholder activism response costs, expenses related to legal settlements, restructuring charges, and certain business transformation and strategic initiatives costs. In addition, Quotient defines Adjusted EBITDA Margin as the ratio of Adjusted EBITDA and revenues; and non-GAAP operating expenses as operating expenses adjusted for stock-based compensation, amortization of acquired intangible assets, restructuring charges, impairment of certain long-lived and right-of-use assets, shareholder activism response costs, expenses related to legal settlements, and certain business transformation and strategic initiatives costs.

Quotient excludes certain GAAP items from these measures because it believes these items are not indicative of ordinary results of operations and do not reflect expected future operating expenses. Additionally, certain items are inconsistent in size and frequency—making it difficult to contribute to a meaningful evaluation of Quotient's current or past operating performance.

There are a number of limitations related to the use of these non-GAAP financial measures. Quotient compensates for these limitations by providing specific information regarding the GAAP amount excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant GAAP financial measures.

These non-GAAP financial measures are not intended to be considered in isolation from, as substitute for, or as superior to the corresponding financial measure prepared in accordance with GAAP. Because of these and other limitations, the non-GAAP financial measures used in this press release should be considered along with other GAAP-based financial performance measures, including various cash flow metrics, net income (loss) and Quotient’s other GAAP financial results.

For a reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDA Margin”, "Reconciliation of Gross Profit to Non-GAAP Gross Profit", and "Reconciliation of Operating Expenses to Non-GAAP Operating Expenses" included in this press release.

Forward-Looking Statements

This press release contains a forward-looking statement consisting of the pending acquisition of Quotient (the “Company”) by Neptune Parent. This forward-looking statement is based on the Company’s current plans, objectives, expectations and intentions and inherently involves significant risks and uncertainties. Actual outcomes and the timing of events could differ materially from those anticipated in such a forward-looking statement as a result of these risks and uncertainties, which include those identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 16, 2023, its Form 10-K/A Amendment No. 1 filed with the SEC on April 28, 2023, its Schedule 14A (Definitive Proxy Statement Regarding the Special Meeting of Stockholders of Quotient to Consider and Vote on the Pending Acquisition by Neptune Parent) filed with the SEC on July 31, 2023, and future filings and reports by the Company. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise and does not assume responsibility for the accuracy and completeness of the forward-looking statements.

About Quotient Technology Inc.

Quotient Technology (NYSE: QUOT) is a leading digital media and promotions technology company for advertisers, retailers and consumers. Quotient's omnichannel platform is powered by exclusive consumer spending data, location intelligence and purchase intent data to reach millions of shoppers daily and deliver measurable, incremental sales.

Quotient partners with leading advertisers, publishers and retailers, including Clorox, Procter & Gamble, Unilever, CVS, Dollar General, Ahold Delhaize USA, Amazon and Microsoft. Quotient is headquartered in Salt Lake City, Utah, and has offices across the US as well as in Bangalore, Paris, London and Tel Aviv. For more information visit www.quotient.com.

Quotient and the Quotient logo are trademarks or registered trademarks of Quotient Technology Inc. and its subsidiaries in the United States and other countries. Other marks are the property of their respective owners.

QUOTIENT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	44,900	56,891
Accounts receivable, net	69,093	98,049
Prepaid expenses and other current assets	26,435	19,791
Total current assets	140,428	174,731
Property and equipment, net	32,065	28,773
Operating lease right-of-use-assets	12,703	14,475
Intangible assets, net	2,567	4,494
Goodwill	128,427	128,427
Other assets	10,050	12,259
Total assets	$326,240	$363,159
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$28,930	$30,027
Accrued compensation and benefits	6,296	12,060
Other current liabilities	44,141	53,255
Deferred revenues	20,059	15,519
Short-term debt	2,750	2,750
Total current liabilities	102,176	113,611
Operating lease liabilities	18,454	21,221
Other non-current liabilities	740	468
Long-term debt	47,197	48,034
Deferred tax liabilities	2,030	2,030
Total liabilities	170,597	185,364

Stockholders’ equity:
Common stock	1	1
Additional paid-in capital	724,605	713,201
Accumulated other comprehensive loss	(1,742)	(1,756)
Accumulated deficit	(567,221)	(533,651)
Total stockholders’ equity	155,643	177,795
Total liabilities and stockholders’ equity	$326,240	$363,159

QUOTIENT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues	$65,706	$69,251	$124,973	$147,707
Cost of revenues (1)	34,778	37,267	65,148	86,345
Gross profit	30,928	31,984	59,825	61,362
Operating Expenses:
Sales and marketing (1)	22,326	21,459	40,289	43,395
Research and development (1)	6,632	7,072	12,066	16,828
General and administrative (1)	15,414	42,869	36,608	65,577
Total operating expenses	44,372	71,400	88,963	125,800
Net loss from operations	(13,444)	(39,416)	(29,138)	(64,438)
Interest expense	(2,854)	(1,179)	(5,192)	(2,333)
Other (expense) income, net	153	(417)	59	(381)
Net loss before income taxes	(16,145)	(41,012)	(34,271)	(67,152)
Provision for (benefit from) income taxes	(247)	2,346	(701)	2,512
Net loss	$(15,898)	$(43,358)	$(33,570)	$(69,664)

Net loss per share, basic and diluted	$(0.16)	$(0.45)	$(0.34)	$(0.73)

Weighted-average shares used to compute net loss per share, basic and diluted	98,424	95,369	97,941	95,148

(1) The stock-based compensation expense included above was as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenues	$280	$500	$502	$1,032
Sales and marketing	510	812	1,141	1,703
Research and development	345	674	603	1,641
General and administrative	2,466	15,141	9,222	18,493
Total stock-based compensation	$3,601	$17,127	$11,468	$22,869

QUOTIENT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)
	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(33,570)	$(69,664)
Adjustments to reconcile net loss to net cash used in by operating activities:
Depreciation and amortization	9,047	9,231
Stock-based compensation	11,468	22,869
Impairment of long-lived and right-of-use assets	—	11,448
Amortization of debt discount and issuance cost	879	548
Allowance (recovery) for credit losses	(177)	1,222
Other non-cash expenses	3,480	3,368
Changes in operating assets and liabilities:
Accounts receivable	29,134	78,915
Prepaid expenses and other assets	(6,451)	(2,031)
Accounts payable and other liabilities	(12,957)	(28,944)
Payments for contingent consideration and bonuses	—	(19,008)
Accrued compensation and benefits	(5,757)	(6,283)
Deferred revenues	4,540	(7,741)
Net cash used in operating activities	(364)	(6,070)
Cash flows from investing activities:
Purchases of property and equipment	(9,615)	(8,161)
Net cash used in investing activities	(9,615)	(8,161)
Cash flows from financing activities:
Proceeds from issuances of common stock under stock plans	1,332	824
Proceeds from borrowing on line of credit	40,000	—
Repayment of line of credit	(40,000)	—
Payments for taxes related to net share settlement of equity awards	(1,922)	(3,499)
Principal payments on term loan	(1,375)	—
Principal payments on promissory note and finance lease obligations	—	(98)
Payments for contingent consideration	—	(5,686)
Net cash used in financing activities	(1,965)	(8,459)
Effect of exchange rates on cash and cash equivalents	(47)	215
Net decrease in cash and cash equivalents	(11,991)	(22,475)
Cash and cash equivalents at beginning of period	56,891	237,417
Cash and cash equivalents at end of period	$44,900	$214,942

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN
(Unaudited, in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2023		2022		2023		2022
	$	%	$	%	$	%	$	%
Net Loss ($) / Loss Margin (%) (2)	$(15,898)	(24%)	$(43,358)	(63%)	$(33,570)	(27%)	$(69,664)	(47%)
Adjustments:
Stock-based compensation	3,601	6%	17,127	25%	11,468	9%	22,869	15%
Depreciation and amortization	4,829	7%	4,670	7%	9,047	7%	9,231	6%
Other (1)	8,024	12%	16,349	24%	13,445	11%	23,970	16%
Interest expense	2,854	4%	1,179	2%	5,192	4%	2,333	2%
Other expense (income), net	(153)	—	417	—	(59)	—	381	—
Provision for (benefit from) income taxes	(247)	—	2,346	3%	(701)	—	2,512	2%

Total adjustments	$18,908	29%	$42,088	61%	$38,392	31%	$61,296	41%

Adjusted EBITDA ($) / Adjusted EBITDA Margin (%) (2)	$3,010	5%	$(1,270)	(2%)	$4,822	4%	$(8,368)	(6%)

(1) For the three and six months ended June 30, 2023, Other includes $6.9 million and $9.1 million, respectively, related to certain business transformation and strategic initiatives costs which include $4.1 million and $4.7 million respectively, of costs incurred in the transition and replacement of Coupons.com with Shopmium as our direct-to-consumer offering in the U.S.; $0.7 million and $3.4 million, respectively, related to restructuring charges, $0.3 million and $0.7 million, respectively, consisting of expenses related to legal settlements and $0.1 million and $0.2 million, respectively, related to shareholder activism response costs. For the three and six months ended June 30, 2022, Other includes a charge of $5.3 million and $11.4 million, respectively, related to the impairment of certain long-lived and right-of-use assets; $3.7 million and $5.1 million, respectively, related to shareholder activism response costs; $4.8 million in both respective periods related to legal settlements; and $2.6 million and $2.7 million, respectively, related to restructuring charges. Restructuring charges primarily relate to severance for impacted employees.

(2) Profit (Loss) Margin and Adjusted EBITDA Margin is the ratio of Profit (Loss) to Revenues and Adjusted EBITDA to Revenues.

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN
(Unaudited, in thousands)

	Q2 FY 22	Q3 FY 22	Q4 FY 22	Q1 FY 23	Q2 FY 23
Net Income (loss)	$(43,358)	$(7,167)	$320	$(17,672)	$(15,898)
Adjustments:
Stock-based compensation	17,127	4,980	4,604	7,867	3,601
Depreciation and amortization	4,670	4,797	3,901	4,218	4,829
Other (1)	16,349	7,919	3,962	5,421	8,024
Interest expense	1,179	1,837	1,471	2,338	2,854
Other (income) expense, net	417	(200)	(1,209)	94	(153)
Provision for (benefit from) income taxes	2,346	(2,138)	148	(454)	(247)

Total adjustments	$42,088	$17,195	$12,877	$19,484	$18,908

Adjusted EBITDA (1)	$(1,270)	$10,028	$13,197	$1,812	$3,010

Adjusted EBITDA Margin (2)	(2%)	14%	19%	3%	5%

(1) Adjusted EBITDA, a non-GAAP financial measure, is net income (loss) adjusted for stock-based compensation, depreciation and amortization, interest expense, other (income) expense, net, provision for (benefit from) income taxes, and other, which includes: charge of $4.8 million for expenses related to legal settlements; $5.3 million related to the impairment of certain long-lived and right-of-use assets, $3.7 million related to shareholder activism response costs, and restructuring charges of $2.6 million during Q2 FY22; charge of $5.0 million for expenses related to legal settlements, $2.8 million related to restructuring charges, and $0.1 million related to shareholder activism response costs during Q3 FY22; charge of $3.4 million related to restructuring charges, $1.3 million related to certain business transformation and strategic initiatives costs which includes $1.0 million related to the launch and scaling of Shopmium in the U.S. to replace coupons.com as our direct-to-consumer offering, $0.5 million related to a recovery of expenses related to legal settlements and $0.2 million shareholder activism response costs recovery during Q4 FY22; charge of $2.8 million related to certain business transformation and strategic initiatives costs which includes $0.6 million of costs incurred in the transition and replacement of Coupons.com with Shopmium as our direct-to-consumer offering in the U.S., $2.1 million related to restructuring charges, $0.4 million in expenses related to legal settlements and $0.1 million related to shareholder activism response costs during Q1 FY23; charge of $6.9 million related to certain business transformation and strategic initiative costs which includes $4.1 million of costs incurred in the transition and replacement of Coupons.com with Shopmium as our direct-to-consumer offering in the U.S., charge of $0.7 million related to restructuring charges, charge of $0.3 million in expenses related to legal settlements and $0.1 million related to shareholder activism response costs.

(2) Adjusted EBITDA margin is the ratio of Adjusted EBITDA and Revenues.

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT
(Unaudited, in thousands)

	Q2 FY 22	Q1 FY 23	Q2 FY 23
Revenues	$69,251	$59,267	$65,706

Cost of revenues (GAAP)	$37,267	$30,370	$34,778
(less) Stock-based compensation	(500)	(222)	(280)
(less) Amortization of acquired intangible assets	(2,219)	(610)	(609)
(less) Business transformation and strategic initiatives costs	—	(11)	(121)
(less) Expenses related to legal settlements	—	(208)	—
(less) Impairment of certain long-lived and right-of-use assets	(1,434)	—	—
(less) Restructuring charges	(75)	22	—
Cost of revenues (Non-GAAP)	$33,039	$29,341	$33,768

Gross profit (GAAP)	$31,984	$28,897	$30,928
Gross margin percentage (GAAP)	46.2%	48.8%	47.1%

Gross profit (Non-GAAP)*	$36,212	$29,926	$31,938
Gross margin percentage (Non-GAAP)	52.3%	50.5%	48.6%

* Non-GAAP gross profit excludes stock-based compensation, amortization of acquired intangible assets, certain business transformation and strategic initiatives costs, expenses related to legal settlements and restructuring charges.

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Q2 FY 22	Q3 FY 22	Q4 FY 22	Q1 FY 23	Q2 FY 23
Revenues	$69,251	$70,336	$70,723	$59,267	$65,706
Sales and marketing expenses	21,459	19,939	20,745	17,963	22,326
(less) Stock-based compensation	(812)	(777)	(733)	(631)	(510)
(less) Amortization of acquired intangible assets	(354)	(354)	(354)	(354)	(354)
(less) Business transformation and strategic initiatives costs	—	—	(928)	(572)	(4,278)
(less) Restructuring charges	(131)	(762)	(1,595)	120	64
Non-GAAP Sales and marketing expenses	$20,162	$18,046	$17,135	$16,526	$17,248
Non-GAAP Sales and marketing percentage	29%	26%	24%	28%	26%
Research and development	7,072	4,899	4,572	5,434	6,632
(less) Stock-based compensation	(674)	(411)	(361)	(258)	(345)
(less) Business transformation and strategic initiatives costs	—	—	(54)	(37)	(91)
(less) Restructuring charges	(170)	(246)	(108)	(15)	(42)
Non-GAAP Research and development expenses	$6,228	$4,242	$4,049	$5,124	$6,154
Non-GAAP Research and development percentage	9%	6%	6%	9%	9%
General and administrative expenses	42,869	16,401	12,908	21,194	15,414
(less) Stock-based compensation	(15,141)	(3,350)	(3,085)	(6,756)	(2,466)
(less) Restructuring charges	(2,240)	(1,411)	(1,037)	(2,820)	(744)
(less) Impairment of long-lived and right-of-use assets	(3,895)	—	—	—	—
(less) Business transformation and strategic initiatives costs	—	—	(173)	(1,596)	(2,437)
(less) Shareholder activism response costs	(3,654)	(51)	250	(127)	(119)
(less) Expenses related to legal settlements	(4,750)	(5,000)	500	(177)	(256)
Non-GAAP General and administrative expenses	$13,189	$6,589	$9,363	$9,718	$9,392
Non-GAAP General and administrative percentage	19%	9%	13%	16%	14%

Non-GAAP Operating expenses*	$39,579	$28,877	$30,547	$31,368	$32,794
Non-GAAP Operating expense percentage	57%	41%	43%	53%	50%

* Non-GAAP operating expenses excludes stock-based compensation, amortization of acquired intangible assets, restructuring charges, impairment of certain long-lived and right-of-use assets, shareholder activism response costs, expenses related to legal settlements and certain business transformation and strategic initiatives costs.

Contacts

Investor Relations:
Drew Haroldson
The Blueshirt Group for Quotient
ir@quotient.com